responsibly solving for a better world September 14, 2022 investor.ashland.com corporate presentation Exhibit 99.1 forward looking statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance, financial condition, and expected effects of the COVID-19 pandemic on Ashland’s business, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, the statements under Long Term Growth Objectives on page 13, Creating Value for All Stakeholders on page 15, and Outlook on page 19 of the presentation, and Ashland’s expectations regarding its ability to drive sales and earnings growth and realize further cost reductions. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); severe weather, natural disasters, public-health crises (including the current COVID-19 pandemic), cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); the effects of the COVID-19 pandemic, and the ongoing Russia-Ukraine conflict, on the geographies in which we operate, the end markets we serve and on our supply chain and customers, and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. The extent and duration of the COVID-19 pandemic on our business and operations is uncertain. Factors that will influence the impact on our business and operations include the duration and extent of the pandemic, the extent of imposed or recommended containment and mitigation measures, and the general economic consequences of the pandemic. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise. Regulation G: Adjusted Results The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information has been reconciled with reported U.S. GAAP results.

agenda corporate overview financial performance closing comments Q&A corporate overview

Ashland[1]

life sciences
~34% of sales

personal care
~29% of sales

specialty additives
~30% of sales

intermediates
~8% of sales

sales	$2.4 billion
adjusted EBITDA	$592 million
adj. EBITDA margin	25.2 %

size and critical mass to succeed

strong financials

diversification of three segments

geographically well positioned

% sales, by region



Latin America 9%
North America, 32%
Asia Pacific, 23%
Europe, 36%

Ashland always solving

5

[1] All figures as of the last twelve months ended June 30, 2022. All figures are presented on an adjusted basis except Sales. The appendix reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of net income to EBITDA and adjusted EBITDA, operating income to adjusted operating income.

>$2 Bn additives and specialty ingredients company focused on consumer-driven end markets high sustainability non- nature-derived consumer market-focused industrial additives and ingredients intermediates unique specialty profile high sustainability (natural, nature-derived, inherently biodegradable under OECD) sustainable in-use (sustainability impact on our customers) low sustainability (synthetic and not inherently biodegradable under OECD) FY21 sales $2.1 billion1 sustainability profile FY21 GP $678 million2 1 fiscal year 2021 sales. 2 adjusted for key items strong financial profile expanding EBITDA margins enhanced free cash flow generation leadership position in core, high quality, resilient consumer-driven markets - pharma, personal care, architectural coatings best in class global infrastructure investing to grow our core businesses strong innovation culture and capabilities aligned technology portfolio where environment, social and governance (ESG) is a growth and innovation opportunity employees by region — NA 53% EMEA 21% AP 16% LATAM 10% 3,800 employees far reaching global footprint priorities rebalanced our innovation portfolio consumer-market focus intensifying ESG initiatives geographic expansion bolt-on M&A Pharma Personal Care Coatings profitable growth prioritize organic growth CAPEX improved working capital efficiency strategically aligned M&A efficient balance sheet continued rewarding shareholders enhanced FCF margin expansion accelerate innovation growth value pricing mix improvement productivity embedded in our strategy and operating plans; intense commitment to environment, social and governance (ESG) as a growth driver ESG is integral to our future megatrends and growth grow leadership position in oral solid dosage (OSD) expand injectables & biomed consumables leverage portfolio in nutrition drive geographic growth of our rheology franchise expand global architectural coatings franchise beyond rheology drive margin enhancement in other business lines aging population healthy lifestyle capitalize on consumer-driven megatrends pivot innovation to sustainable technology platforms expand our market-leading biofunctionals geographically broaden our natural, nature-derived and biodegradable portfolio clean beauty and ESG rising middle class life sciences personal care coatings leverage integration strength build new core businesses portfolio coherence integrated businesses innovation is core to driving value record number of new product introductions 100% of FY22 launches focused on growth 89% of the launches FY22 year-to-date are highly sustainable disciplined innovation process (project and portfolio management) business unit ownership of strategy and innovation priorities corporate oversight of portfolio and investments increased speed and impact

ESG is embedded in our strategy our purpose- to responsibly solve for a better world governance management and board ESG literacy social global STEM and education focus; inclusion and diversity environment core driver of innovations portfolio i&d Science Based Targets (SBTi)

unique portfolio with resilient growth drivers

resilient end markets with demonstrated demand stability (even in recessions)

sales[1] (US$ million, constant currency basis)



2008-09 recession
COVID-19 pandemi
Pharma
Personal Care
Coatings
Total

incremental profitable growth opportunities (independent of recessions)

Ashland Investor Day, November 2021



life sciences
aging population healthy lifestyle
personal care
clean beauty and ESG
coatings
rising middle class

- favorable megatrends
- Innovation
- ESG focus
- geographic diversity
- bolt-on M&A strategy

lower exposure to petrochemical-based volatility (inflation drivers)



COGS drivers
Warehousing and Other
Depreciation
Labor + 3rd Party Services
Natural and Non-Energy/Petrochem Intensive Raw Materials
Energy and Petrochem Intensive Raw Materials

- cellulose / natural raw-materials
- U.S. natural gas
- fragmented basket of other raw materials
- energy and transportation

Ashland™ always solving

12

1 FY2022 = 9 months annualized. Personal Care results excludes Pharmachem and Schulke & Mayr acquisitions and purchase-for-resale (PFR) exits.

long term growth objectives compelling opportunity for growth, margin expansion and cash generation +5 – 6% market growth 2-3% objective: +200-400bps above market organic sales growth +100 bps per year EBITDA margin expansion 1 bolt-on per year objective: sales $50-$100MM EBITDA >30% bolt-on acquisitions $150 –$200 MM over 5yrs organic growth investments value potential while future expectations of Ashland’s growth and profitability are in-line with peers a substantial valuation discount remains (1) company a company d company c company b Ashland undervalued compared to peer group sales growth EBITDA growth EBITDA margin FCF generation financial metrics Source: Ashland Management, company filings, websites, presentations, FactSet. Market data as of 6/3/2022. Note: Ashland’s fiscal year ends 9/30. Peer companies’ fiscal years end 12/31. 2022E EBITDA is calendarized for Ashland and peers. enterprise value / 2022E EBITDA Ashland creating value for all stake holders sales of > $3.2 billion EBITDA of ~$900 million EBITDA margins >30% cumulative free cash flow of $2.1 – $2.6 billion by fiscal year 2026….. over the next 5 years, we expect to invest ~$2.0 – $2.5 billion in bolt-on acquisitions and return ~$1.5 billion to shareholders financial performance

strong, resilient performance resilient sales, profit and margins exceeding pre-pandemic levels strong cost recovery in a high inflation environment innovation record number of new product introductions growing significantly in a world of accelerating change profitable agile flexible adaptive growth sustainable nimble specialty focused disciplined intentional modern approachable planet-positive solve outstanding Q3 performance1 sales adjusted EBITDA adjusted EBITDA % adjusted EPS2 broad-based sales growth +35% $174 MM strong price realization and mix improvement +320 bps 27.0 % leadership position in high-value end markets +93% $1.89 strong returns to shareholders Comparisons versus prior year. All figures are presented on an adjusted basis except Sales. Appendix B reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of net income to EBITDA and adjusted EBITDA, operating income to adjusted operating income, income from continuing operations to adjusted income from continuing operations, diluted earnings per share to adjusted diluted earnings per share and adjusted diluted earnings per share, excluding amortization expense. Unless otherwise noted, earnings are reported on a diluted-share basis. +19% $644 MM strong financial profile with attractive and sustainable margins solid balance sheet significant cash flow generation option to redeploy cash to profitable growth and return to shareholders outlook fiscal-year 2022 guidance confirmed; tracking to high-end of sales and EBITDA ranges agile, disciplined, focused on what we can control risks entering fiscal year 2023 impact of Russia / Ukraine war energy cost and availability in Europe rising global energy costs general cost inflation strengthening US dollar leading to FX headwinds reliability / cost of ocean freight global recession concerns COVID-related lockdowns in China and other countries sales $2.35 – $2.40 billion adjusted EBITDA $580 – $590 million forward looking insights fiscal-fourth quarter (Q4) robust demand continues financial results in July and August above expectations strong order book in September inventory levels improving shipping reliability continues to impact on-time delivery pricing to address cost inflation no changes to underlying operating performance raw-material availability challenging but improving some improvement in trucking availability and cost closing comments

focused additives and specialty ingredients company Ashland leadership positions in high-quality markets and with exciting profitable growth opportunities strong technology, commercial and operations capabilities global infrastructure compelling growth platforms with scale and sustainable competitive advantage strong financial performance and cash flow generation experienced management team with proven track record and execution discipline ESG is embedded in our strategy and operating plans flexible, agile consistent execution solid growth high margins strong free cash flow

Q&A

appendix

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data for 12 Months Ended June 30, 2022 1 Quarterly totals may not add to annual amounts due to rounding. Calculation of adjusted EBITDA for each period presented have been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Segment Components of Key Items for Applicable Income Statement Captions for 3 Months Ended June 30, 2022 ($ millions)

Ashland Global Holdings Inc. and Consolidated Subsidiaries Segment Components of Key Items for Applicable Income Statement Captions for 3 Months Ended June 30, 2021 ($ millions)

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Free Cash Flow and Adjusted Operating Income for the 3 and 9 Months Ended June 30, 2022 ($ millions)

Ashland Global Holdings Inc. Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended June 30, 2022 ($ millions)

Ashland Global Holdings Inc. Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended June 30, 2022 ($ millions)

Specialties Additives and Intermediates Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended June 30, 2022 ($ millions)

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Income from Continuing Operations for the 3 and 9 Months Ended June 30, 2022 and 2021 ($ millions)

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Diluted EPS from Continuing Operations for the 3 and 9 Months Ended June 30, 2022 and 2021